Exhibit 10.13

MODEL AGREEMENT

Approved February 11, 2008

MAX CAPITAL GROUP LTD.

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is effective as of the              day of             , 2         (the “Grant Date”) by and between Max Capital Group Ltd. (the “Company”), and              (the “Grantee”)

WHEREAS, the Company may grant awards of restricted common shares of the Company pursuant to the Company’s 2000 Stock Incentive Plan, as amended (the “Plan”); and

WHEREAS, the Company has determined that it is in the best interests of the Company and its shareholders to grant the award of restricted common shares provided for herein (the “Award”), to the Grantee in recognition of the Grantee’s services to the Company, in partial consideration for the Grantee’s employment with the Company and in partial consideration for the Grantee’s agreement to comply with the Company’s policies as forth on Exhibit A attached hereto, such grant to be subject to the terms set forth herein.

NOW, THEREFORE, in consideration for the mutual covenants hereinafter set forth the parties hereto agree as follows:

1.	Basis for Award. This Award is made under the Plan pursuant to Section 8 thereof for services to be rendered to the Company by the Grantee.

2.	Stock Awarded.

(a)	The Company hereby awards to the Grantee, in the aggregate, shares of Common Stock of the Company (“Restricted Stock”), which shall be subject to the restrictions and conditions set forth in the Plan and in this Agreement.

(b)	Each certificate issued in respect of the Restricted Stock shall remain in book form with the Company’s transfer agent in the Grantee’s name. At the expiration of the restrictions, the Company shall deliver to the Grantee (or his/her legal representative, beneficiary or heir) share certificates for the Common Stock deposited with it free from legend except as otherwise provided by the Plan, this Agreement or as otherwise required by applicable law. The Grantee shall have the right to receive dividends on and to vote the Restricted Stock while it is held in custody except as otherwise provided by the Plan.

(c)

Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that they will be forfeited by the Grantee and all of the Grantee’s rights to such stock shall immediately terminate without any payment or consideration by the Company, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board, excluding the Grantee, if he/she so serves on the Board.

3.	Vesting.

(a)	The restrictions described in Section 2 of this Agreement will lapse with respect to all of the Restricted Stock and such shares of Common Stock will become nonforfeitable on ; provided, that, except as otherwise provided herein, the Grantee is then employed by the Company or any of its Subsidiaries. If the Grantee’s employment is terminated at any time prior to the vesting date, the unvested Restricted Stock shall automatically be forfeited upon such cessation of service, unless otherwise provided in Sections 3(b) and (c).

(b)	Pro Rata Vesting. In the event of the Grantee’s death or if the Grantee’s employment is terminated by the Company or any of its Subsidiaries for Disability (as defined below) or without Cause (as defined in the Plan) or by the Grantee for Good Reason (as defined below), a pro rata portion of the Restricted Stock shall vest as of the date of such termination, and all other unvested Restricted Stock shall immediately terminate and be forfeited. The pro rata portion of the Restricted Stock that vests shall be calculated by multiplying the number of shares of Restricted Stock by a fraction, the numerator of which shall equal the number of consecutive days the Grantee is employed by the Company or any of its Subsidiaries from the Grant Date to the date of termination, and the denominator of which shall equal (rounded to the nearest whole number).

For purposes of this Agreement, “Disability” shall mean termination upon 30 days’ notice in the event that the Grantee suffers a mental or physical disability that shall have prevented him/her from performing his/her material duties for a period of at least 120 consecutive days or 180 non-consecutive days within any 365 day period; provided, that, the Grantee shall not have returned to full-time performance of his/her duties within 30 days following receipt of such notice. The Grantee shall have “Good Reason” to terminate his/her employment within 30 days after the Grantee has knowledge of the occurrence, without the Grantee’s written consent, of one of the following events that has not been cured, if curable, within 30 days after a notice of termination has been given by the Grantee to the Company or its Subsidiary, as applicable: (i) any material and adverse change to the Grantee’s duties or authority which are inconsistent with his/her title and position, (ii) a material diminution of the Grantee’s title or position; (iii) a reduction of the Grantee’s base salary; or (iv) any other reason which the Company determines in its sole discretion to be a Good Reason; provided, however, that, if termination for “Good Reason” is defined in the Grantee’s employment agreement, the definition in the employment agreement shall apply for purposes of this Section 3.

(c)	Full Vesting. Upon the Grantee’s Retirement, vesting shall continue according to the schedule set forth in Section 3(a) as if the Grantee were still employed; provided, that, during the period following Retirement and prior to the vesting date, the Grantee does not enter into any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by the Compensation Committee of the Company in its sole discretion. In the event that the Grantee does enter into any such employment, consulting, service or similar arrangement or accepts any unapproved directorship, all unvested Restricted Stock shall be immediately forfeited. For purposes of this Agreement, “Retirement” shall be defined as when the Grantee retires from the Company or any Subsidiaries if the sum of the Grantee’s age and years of service as an employee of the Company or any Subsidiaries equals at least 55.

(d)	Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan), all Restricted Stock shall automatically become vested and immediately nonforfeitable in full.

4.	Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

5.	No Right to Continued Employment. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Subsidiaries to terminate the Grantee’s employment at any time.

6.	Restrictive Legends. The Grantee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Restricted Stock, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bye-laws, any other agreement between the Grantee and the Company or any agreement between the Grantee and any third party:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

7.	Representations and Warranties of the Grantee. The Grantee represents and warrants to the Company that:

(a)	Agrees to Terms of the Plan. The Grantee has received a copy of the Plan and has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. The Grantee acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock or disposition of the shares of Common Stock once vested, and that the Grantee should consult a tax adviser prior to such time.

(b)	Stop-Transfer Instructions. The Grantee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)	Refusal to Transfer. The Company will not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred.

8.	Governing Law; Modification. This Agreement shall be governed by the laws of the state of New York without regard to the conflict of law principles. The Agreement may not be modified except in writing signed by both parties.

9.	Plan. Except as otherwise provided herein, or unless the context clearly indicates otherwise, capitalized terms herein which are defined in the Plan have the same definitions as provided in the Plan. The terms and provisions of the Plan are incorporated herein by reference, and the Grantee hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the discretionary terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

10.	Policies. By accepting this Award and as a condition thereof, the Grantee agrees to comply with the Company’s policies that are attached hereto as Exhibit A.

11.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

12.

[Tax Withholding. The Grantee agrees that, except as provided below, no later than the date as of which the restrictions on the Restricted Stock shall lapse with respect to all or any of the Restricted Stock covered by this Agreement, the Grantee shall pay to the Company (in cash) any federal, state or local taxes of any kind required by law to be withheld, if any, with respect to the Restricted Stock for which the restrictions shall lapse. The Company or its Subsidiary (as applicable) shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Restricted Stock. If the Grantee properly elects, within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the Fair Market Value of the Restricted Stock granted hereunder pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, the Grantee shall pay to the Company, or make other arrangements satisfactory to the Board to pay to the Company in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Common Stock. If the Grantee fails to make such payments, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to such Common Stock.][1]

[Signature page to follow.]

[1]	Applicable to employees of US entities only.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

MAX CAPITAL GROUP LTD.

By:
Name:
Title:
Date:

GRANTEE

By:
Name:
Date:

EXHIBIT A

Acknowledgements. The Grantee acknowledges that (i) as a result of his/her employment by the Company or its affiliate, the Grantee has obtained and will obtain Confidential Information (as defined below) including substantial trade secrets; (ii) the Confidential Information has been developed and created by the Company and/or any of its affiliates (the “Group”) at substantial expense and the Confidential Information constitutes valuable proprietary assets; (iii) the Group will suffer substantial damage which will be difficult to compute if, during his/her employment or thereafter, he/she should solicit or interfere with the Group’s employees, clients or customers (collectively, “customers”) or should divulge Confidential Information relating to the business of the Group; (iv) the provisions of this Exhibit A are reasonable and necessary for the protection of the business of the Group; and (v) the Company would not have hired or continued to employ the Grantee, nor would the Company have granted the restricted stock award as set forth in the related restricted stock award agreement (the “RSA Agreement”) unless the Grantee agreed to be bound by the covenants below.

Confidentiality. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee agrees not to, at any time, either during his/her employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of Grantee’s duties to the Group, (ii) with the Group’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of Grantee’s breach of any of his/her obligations under this Exhibit A, or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, Grantee shall cooperate with the Group in attempting to keep such information confidential to the maximum extent possible. Upon the request of the Group, Grantee agrees to promptly deliver to the Group the originals and all copies, in whatever medium, of all such Confidential Information.

“Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Group including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Group, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding plans for research, development, new service offerings and/or products, marketing, advertising and selling, distribution, business plans and strategies, business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or distribution arrangements; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Group; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Group; (E) information about the Group’s investment program, trading methodology, or portfolio holdings; or (F) any other information, data or the like that is labeled confidential or described as confidential.

Non-Disparagement. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee acknowledges and agrees that he/she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Group, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his/her employment.

Post-Employment Property. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright, or not, and hereinafter collectively called “discovery”) related to the business of the Group that the Grantee, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his or her employment, whether or not during regular business hours and created, conceived or prepared on the Group’s premises or otherwise shall be the sole and complete property of the Group. More particularly, and without limiting the foregoing, the Grantee agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) — (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Group’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Group, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed. The Grantee further agrees promptly to disclose in writing and deliver to the Group all Intellectual Property Products created during his or her engagement by the Group, whether or not during normal business hours. The Grantee agrees that all works of authorship created by the Grantee during his/her engagement by the Group shall be works made for hire of which the Group is the author and owner of copyright. To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Grantee during his/her engagement by the Group is not a work made for hire, by accepting the Award, the Grantee assigns all right, title and interest in the copyright therein, in perpetuity and throughout the world, to the Group. To the extent that this Exhibit A does not otherwise serve to grant or otherwise vest in the Group all rights in any Intellectual Property Product created by the Grantee during his/her engagement by the Group, by accepting the Award, the Grantee assigns all right, title and interest therein, in perpetuity and throughout the world, to the Group. The Grantee agrees to execute, immediately upon the Group’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Grantee is engaged by the Group at the time such request is made, in order to permit the Group and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided, that, the Group shall bear the cost of any such assignments, applications or consequences. Upon termination of the Grantee’s employment by the Group for any reason whatsoever, and at any earlier time the Group so requests, the Grantee will immediately deliver to the custody of the person designated by the Group all originals and copies of any documents and other property of the Group in the Grantee’s possession, under the Grantee’s control or to which he/she may have access.

Non-Solicitation of Employees. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee covenants and agrees that during his/her employment and for a period of one (1) year thereafter, he/she shall not, without the prior written permission of the Group, directly or indirectly solicit, employ, retain, or have or cause any other person or entity to solicit, employ, or retain, any person who (i) is employed or is providing services to the Group at the time of the Grantee’s termination of employment or (ii) is or was providing services to the Group within the twelve (12) month period before or after the Grantee’s termination of employment. During the Grantee’s employment and for a period of one (1) year thereafter, the Grantee also shall not request or cause any employee of the Group to breach or threaten to breach any terms of said employee’s agreements with the Group or to terminate such employee’s employment with the Group.

Non-Solicitation of Clients and Customers. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee covenants and agrees that during his/her employment and for a period of one (1) year thereafter, the Grantee will not, for himself/herself, or in conjunction with any other person, firm, partnership, corporation or other form of business organization or arrangement (whether as a shareholder, partner, member, lender, principal, agent, director, officer, manager, trustee, representative, employee or consultant, except the Grantee may be a passive investor in a business so long as the Grantee’s interest therein is less than two percent (2%)), directly or indirectly: (i) solicit work from any persons or entities who the Grantee knows or should know (xx) are current clients or customers of the Group, (yy) were customers or clients of the Group during the twelve (12) months preceding the Grantee’s termination, or (zz) were actively being pursued by the Group during the last six (6) months of the Grantee’s employment; (ii) request or cause any clients or customers to cancel or terminate any business relationship with the Group involving services or activities which were directly or indirectly the Grantee’s responsibility during the Grantee’s employment; or (iii) pursue any project that the Grantee knows or should know the Group is actively pursuing (or was actively pursuing within six (6) months of the Grantee’s termination).

Enforcement. If the Grantee commits a breach, or threatens to commit a breach, of any of the provisions of this Exhibit A, the Company shall have the right and remedy to have the provisions specifically enforced by any court having jurisdiction, without posting a bond, it being acknowledged and agreed by the Grantee that the services being rendered hereunder to the Goup are of a special, unique and extraordinary character and that any such breach or threatened breach will cause irreparable injury to the Group and that money damages will not provide an adequate remedy to the Group. Such right and remedy shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity. Accordingly, the Grantee consents to the issuance of an injunction, whether preliminary or permanent, consistent with the terms of this Exhibit A.

MAX CAPITAL GROUP LTD.

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is effective as of the              day of             , 2         (the “Grant Date”) by and between Max Capital Group Ltd. (the “Company”), and              (the “Grantee”)

WHEREAS, the Company may grant awards of restricted common shares of the Company pursuant to the Company’s 2000 Stock Incentive Plan, as amended (the “Plan”); and

WHEREAS, the Company has determined that it is in the best interests of the Company and its shareholders to grant the award of restricted common shares provided for herein (the “Award”) to the Grantee in recognition of the Grantee’s services to the Company, in partial consideration for the Grantee’s employment with the Company and in partial consideration for the Grantee’s agreement to comply with the Company’s policies as set forth on Exhibit A attached hereto, such grant to be subject to the terms set forth herein.

NOW, THEREFORE, in consideration for the mutual covenants hereinafter set forth, the parties hereto agree as follows:

13.	Basis for Award. This Award is made under the Plan pursuant to Section 8 thereof for services to be rendered to the Company by the Grantee.

14.	Stock Awarded.

(a)	The Company hereby awards to the Grantee, in the aggregate, shares of Common Stock of the Company (“Restricted Stock”), which shall be subject to the restrictions and conditions set forth in the Plan and in this Agreement.

(b)	Each certificate issued in respect of the Restricted Stock shall remain in book form with the Company’s transfer agent in the Grantee’s name. At the expiration of the restrictions, the Company shall deliver to the Grantee (or his/her legal representative, beneficiary or heir) share certificates for the Common Stock deposited with it free from legend except as otherwise provided by the Plan, this Agreement or as otherwise required by applicable law. The Grantee shall have the right to receive dividends on and to vote the Restricted Stock while it is held in custody except as otherwise provided by the Plan.

(c)

Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that they will be forfeited by the Grantee and all of the Grantee’s rights to such stock shall immediately terminate without any payment or consideration by the Company, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board, excluding the Grantee, if he/she so serves on the Board.

15.	Vesting.

(a)	The restrictions described in Section 2 of this Agreement will lapse with respect to all of the Restricted Stock and such shares of Common Stock will become nonforfeitable on ; provided, that, except as otherwise provided herein, the Grantee is then employed by the Company or any of its Subsidiaries. If the Grantee’s employment is terminated at any time prior to the vesting date, the unvested Restricted Stock shall automatically be forfeited upon such cessation of service, unless otherwise provided in Sections 3(b) and (c).

(b)	Pro Rata Vesting. In the event of the Grantee’s death or if the Grantee’s employment is terminated by the Company or any of its Subsidiaries for Disability (as defined below) or without Cause (as defined in the Plan) or by the Grantee for Good Reason (as defined below), a pro rata portion of the Restricted Stock shall vest as of the date of such termination, and all other unvested Restricted Stock shall immediately terminate and be forfeited. The pro rata portion of the Restricted Stock that vests shall be calculated by multiplying the number of shares of Restricted Stock by a fraction, the numerator of which shall equal the number of consecutive days the Grantee is employed by the Company or any of its Subsidiaries from the Grant Date to the date of termination, and the denominator of which shall equal (rounded to the nearest whole number).

For purposes of this Agreement, “Disability” shall mean termination upon 30 days’ notice in the event that the Grantee suffers a mental or physical disability that shall have prevented him/her from performing his/her material duties for a period of at least 120 consecutive days or 180 non-consecutive days within any 365 day period; provided, that, the Grantee shall not have returned to full-time performance of his/her duties within 30 days following receipt of such notice. The Grantee shall have “Good Reason” to terminate his/her employment within 30 days after the Grantee has knowledge of the occurrence, without the Grantee’s written consent, of one of the following events that has not been cured, if curable, within 30 days after a notice of termination has been given by the Grantee to the Company or its Subsidiary, as applicable: (i) any material and adverse change to the Grantee’s duties or authority which are inconsistent with his/her title and position, (ii) a material diminution of the Grantee’s title or position; (iii) a reduction of the Grantee’s base salary; or (iv) any other reason which the Company determines in its sole discretion to be a Good Reason; provided, however, that, if termination for “Good Reason” is defined in the Grantee’s employment agreement, the definition in the employment agreement shall apply for purposes of this Section 3.

(c)	Full Vesting. Upon the Grantee’s Retirement, vesting shall continue according to the schedule set forth in Section 3(a) as if the Grantee were still employed; provided, that, during the period following Retirement and prior to the vesting date, the Grantee does not enter into any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by the Compensation Committee of the Company in its sole discretion. In the event that the Grantee does enter into any such employment, consulting, service or similar arrangement or accepts any unapproved directorship, all unvested Restricted Stock shall be immediately forfeited. For purposes of this Agreement, “Retirement” shall be defined as when the Grantee retires from the Company or any Subsidiaries if the sum of the Grantee’s age and years of service as an employee of the Company or any Subsidiaries equals at least 55.

If the Grantee’s employment is terminated because the Company or a Subsidiary is unable to obtain a work permit for the Grantee’s continued employment in Bermuda with the Company or a Subsidiary and the Company does not offer the Grantee a comparable position of employment by one of the Company’s Subsidiaries, then the Restricted Stock shall automatically become 100% vested and nonforfeitable upon the date of the Grantee’s termination of employment; provided, that, if the failure by the Company or its Subsidiary to obtain such work permit is directly or indirectly related to any actions or omissions taken by the Grantee, as determined by the Company in its sole discretion, then all unvested Restricted Stock shall be immediately forfeited upon the date of termination.

(d)	Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan), all Restricted Stock shall automatically become vested and immediately nonforfeitable in full.

16.	Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

17.	No Right to Continued Employment. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Subsidiaries to terminate the Grantee’s employment at any time.

18.	Restrictive Legends. The Grantee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Restricted Stock, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bye-laws, any other agreement between the Grantee and the Company or any agreement between the Grantee and any third party:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND

TRANSFER, AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

19.	Representations and Warranties of the Grantee. The Grantee represents and warrants to the Company that:

(a)	Agrees to Terms of the Plan. The Grantee has received a copy of the Plan and has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. The Grantee acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock or disposition of the shares of Common Stock once vested, and that the Grantee should consult a tax adviser prior to such time.

(b)	Stop-Transfer Instructions. The Grantee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)	Refusal to Transfer. The Company will not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred.

20.	Governing Law; Modification. This Agreement shall be governed by the laws of the state of New York without regard to the conflict of law principles. The Agreement may not be modified except in writing signed by both parties.

21.	Plan. Except as otherwise provided herein, or unless the context clearly indicates otherwise, capitalized terms herein which are defined in the Plan have the same definitions as provided in the Plan. The terms and provisions of the Plan are incorporated herein by reference, and the Grantee hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the discretionary terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

22.	Policies. By accepting this Award and as a condition thereof, the Grantee agrees to comply with the Company’s policies that are attached hereto as Exhibit A.

23.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

MAX CAPITAL GROUP LTD.

By:
Name:
Title:
Date:

GRANTEE

By:
Name:
Date:

EXHIBIT A

Acknowledgements. The Grantee acknowledges that (i) as a result of his/her employment by the Company or its affiliate, the Grantee has obtained and will obtain Confidential Information (as defined below) including substantial trade secrets; (ii) the Confidential Information has been developed and created by the Company and/or any of its affiliates (the “Group”) at substantial expense and the Confidential Information constitutes valuable proprietary assets; (iii) the Group will suffer substantial damage which will be difficult to compute if, during his/her employment or thereafter, he/she should solicit or interfere with the Group’s employees, clients or customers (collectively, “customers”) or should divulge Confidential Information relating to the business of the Group; (iv) the provisions of this Exhibit A are reasonable and necessary for the protection of the business of the Group; and (v) the Company would not have hired or continued to employ the Grantee, nor would the Company have granted the restricted stock award as set forth in the related restricted stock award agreement (the “RSA Agreement”) unless the Grantee agreed to be bound by the covenants below.

Confidentiality. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee agrees not to, at any time, either during his/her employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of Grantee’s duties to the Group, (ii) with the Group’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of Grantee’s breach of any of his/her obligations under this Exhibit A, or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, Grantee shall cooperate with the Group in attempting to keep such information confidential to the maximum extent possible. Upon the request of the Group, Grantee agrees to promptly deliver to the Group the originals and all copies, in whatever medium, of all such Confidential Information.

“Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Group including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Group, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding plans for research, development, new service offerings and/or products, marketing, advertising and selling, distribution, business plans and strategies, business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or distribution arrangements; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Group; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Group; (E) information about the Group’s investment program, trading methodology, or portfolio holdings; or (F) any other information, data or the like that is labeled confidential or described as confidential.

Non-Disparagement. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee acknowledges and agrees that he/she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Group, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his/her employment.

Post-Employment Property. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright, or not, and hereinafter collectively called “discovery”) related to the business of the Group that the Grantee, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his or her employment, whether or not during regular business hours and created, conceived or prepared on the Group’s premises or otherwise shall be the sole and complete property of the Group. More particularly, and without limiting the foregoing, the Grantee agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) — (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Group’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Group, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed. The Grantee further agrees promptly to disclose in writing and deliver to the Group all Intellectual Property Products created during his or her engagement by the Group, whether or not during normal business hours. The Grantee agrees that all works of authorship created by the Grantee during his/her engagement by the Group shall be works made for hire of which the Group is the author and owner of copyright. To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Grantee during his/her engagement by the Group is not a work made for hire, by accepting the Award, the Grantee assigns all right, title and interest in the copyright therein, in perpetuity and throughout the world, to the Group. To the extent that this Exhibit A does not otherwise serve to grant or otherwise vest in the Group all rights in any Intellectual Property Product created by the Grantee during his/her engagement by the Group, by accepting the Award, the Grantee assigns all right, title and interest therein, in perpetuity and throughout the world, to the Group. The Grantee agrees to execute, immediately upon the Group’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Grantee is engaged by the Group at the time such request is made, in order to permit the Group and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided, that, the Group shall bear the cost of any such assignments, applications or consequences. Upon termination of the Grantee’s employment by the Group for any reason whatsoever, and at any earlier time the Group so requests, the Grantee will immediately deliver to the custody of the person designated by the Group all originals and copies of any documents and other property of the Group in the Grantee’s possession, under the Grantee’s control or to which he/she may have access.

Non-Solicitation of Employees. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee covenants and agrees that during his/her employment and for a period of one (1) year thereafter, he/she shall not, without the prior written permission of the Group, directly or indirectly solicit, employ, retain, or have or cause any other person or entity to solicit, employ, or retain, any person who (i) is employed or is providing services to the Group at the time of the Grantee’s termination of employment or (ii) is or was providing services to the Group within the twelve (12) month period before or after the Grantee’s termination of employment. During the Grantee’s employment and for a period of one (1) year thereafter, the Grantee also shall not request or cause any employee of the Group to breach or threaten to breach any terms of said employee’s agreements with the Group or to terminate such employee’s employment with the Group.

Non-Solicitation of Clients and Customers. In consideration of the Grantee’s continued employment with the Group and the benefits provided for in the RSA Agreement, the Grantee covenants and agrees that during his/her employment and for a period of one (1) year thereafter, the Grantee will not, for himself/herself, or in conjunction with any other person, firm, partnership, corporation or other form of business organization or arrangement (whether as a shareholder, partner, member, lender, principal, agent, director, officer, manager, trustee, representative, employee or consultant, except the Grantee may be a passive investor in a business so long as the Grantee’s interest therein is less than two percent (2%)), directly or indirectly: (i) solicit work from any persons or entities who the Grantee knows or should know (xx) are current clients or customers of the Group, (yy) were customers or clients of the Group during the twelve (12) months preceding the Grantee’s termination, or (zz) were actively being pursued by the Group during the last six (6) months of the Grantee’s employment; (ii) request or cause any clients or customers to cancel or terminate any business relationship with the Group involving services or activities which were directly or indirectly the Grantee’s responsibility during the Grantee’s employment; or (iii) pursue any project that the Grantee knows or should know the Group is actively pursuing (or was actively pursuing within six (6) months of the Grantee’s termination).

Enforcement. If the Grantee commits a breach, or threatens to commit a breach, of any of the provisions of this Exhibit A, the Company shall have the right and remedy to have the provisions specifically enforced by any court having jurisdiction, without posting a bond, it being acknowledged and agreed by the Grantee that the services being rendered hereunder to the Goup are of a special, unique and extraordinary character and that any such breach or threatened breach will cause irreparable injury to the Group and that money damages will not provide an adequate remedy to the Group. Such right and remedy shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity. Accordingly, the Grantee consents to the issuance of an injunction, whether preliminary or permanent, consistent with the terms of this Exhibit A.

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